Exhibit 99.1

Marriott International Announces Changes to its Continent Leadership and a Strategic Realignment Across Key Regions

Unified structure for U.S., Canada & CALA under Satya Anand’s leadership; Neal Jones to lead EMEA; Federico “Fede” Greppi to head CALA; retirements of Marriott veterans Liam Brown and Brian King announced

Bethesda, MD – January 9, 2026 – Marriott International (Nasdaq: MAR) today announced the retirement of two long-time leaders and the appointment of three seasoned executives to drive the company’s continued expansion, underscoring Marriott’s deep bench of talent and commitment to growth across global regions.

Liam Brown, Group President, U.S. and Canada, and Brian King, President, Enterprise Transformation & Caribbean and Latin America (CALA), will step down from their roles at the end of March and retire from the Company at the end of June 2026 after decades of extraordinary service. Effective March 28, 2026, Satya Anand, currently President of the company’s Europe, Middle East and Africa (EMEA) region, will become Group President, U.S., Canada and CALA. Neal Jones, currently Chief Operating Officer for Europe and Africa and Global Leader Design Hotels, will assume the role of President, EMEA, and Federico “Fede” Greppi, currently Chief Operating Officer for CALA, will step into the role of the region’s President. Jones will join Anand in serving on Marriott’s executive leadership team, and both will report to Anthony Capuano, President and Chief Executive Officer, Marriott International. Greppi will report to Anand.

“Liam and Brian are extraordinary leaders whose impact on Marriott and our people cannot be overstated,” said Capuano. “They have guided our company through pivotal moments with vision, integrity, and a deep commitment to our associates, guests and owners. While we will miss Liam and Brian, we are grateful for their decades of service and the lasting legacy they leave behind.”

Marriott Recognizes the Legacy of Two Impactful Leaders

Liam Brown’s nearly four-decade career with Marriott has been defined by strategic growth and measurable impact. From his start as General Manager of the Courtyard by Marriott in Syracuse, New York in 1989 to his current role as Group President, U.S. & Canada, Brown has driven expansion across key segments and strengthened Marriott’s market position. He played a pivotal role in advancing franchising, elevating brand management, and scaling select-service operations globally. His leadership in Europe, Middle East & Africa and later in the U.S. & Canada delivered sustained portfolio growth, operational efficiencies, and resilience through periods of significant industry disruption. Brown’s ability to connect with and develop deep relationships with owners and franchisees has been a hallmark of his tenure with Marriott.

Brian King’s three-decade career at Marriott has been defined by transformative growth and innovation. As President, Enterprise Transformation & CALA, King delivered record-breaking performance across Marriott’s portfolio in the region, which now spans 37 countries and territories, accelerating Marriott’s footprint and strengthening profitability in the region. He spearheaded Marriott’s entry into the affordable midscale segment through the acquisition of the City Express brand, positioning the company to capture new customer segments and drive incremental revenue. Under his leadership, Marriott expanded its presence in the all-inclusive category, forging relationships with new owners and portfolios that elevated the company’s luxury and lifestyle offerings. King’s ability to envision and execute complex enterprise-wide strategies while delivering sustained results in CALA has left a lasting impact on Marriott’s global portfolio and competitive position.

Satya Anand to Oversee U.S., Canada & CALA in Expanded Leadership Role

Satya Anand, a 37-year Marriott veteran, began his career in 1988 as a Night Auditor at the Vienna Marriott Hotel. Throughout his tenure, he has held leadership roles spanning operations, finance, and design, including Cluster General Manager for the Renaissance Hotels in Vienna, Area Vice President for Western & Central Europe, Chief Financial Officer for Europe, and Chief Operations Officer for Luxury & Southern Europe and Global Design EMEA.

Since 2020, Anand has served as President of EMEA, driving digital transformation, advancing sustainability initiatives, and delivering significant growth by expanding the region’s portfolio to over 1,300 properties. Under his leadership, the region achieved record expansion, strengthened owner relationships, and elevated guest experiences across diverse markets. Known for his strategic vision and people-first leadership, Anand will oversee the U.S., Canada, and Caribbean & Latin America in his new role, uniting these markets under a single structure to foster greater alignment and collaboration across the hemisphere.

Originally from India, Anand earned a Bachelor’s in Accounting from MES College of Commerce in Bangalore and a diploma in Hotel & Tourism Management from the Institute of Tourism & Hotel Management in Austria. He will be relocating to the United States and based out of the company’s global headquarters in Bethesda, Maryland.

Neal Jones to Guide EMEA’s Next Chapter

Neal Jones brings three decades of Marriott experience to his new role as President EMEA, with leadership experience in sales, marketing, and operations. As Chief Sales & Marketing Officer for EMEA, he drove commercial strategy and brand positioning across the region, strengthening Marriott’s presence in key markets.

In his current role, Jones oversees performance across Europe and Africa and spearheaded the integration of Design Hotels into Marriott’s portfolio, enhancing the company’s luxury and lifestyle offerings. In his new role, Jones will lead Marriott’s operations across nearly 80 countries and territories and more than 1,300 properties representing 30 brands, guiding the company’s continued growth in EMEA. His deep market knowledge, strategic mindset, and commitment to Marriott’s culture will shape the region’s next chapter, with a focus on accelerating innovation and further strengthening owner relationships.

Jones is based in the United Kingdom and graduated from Hotelschool The Hague in the Netherlands.

Federico “Fede” Greppi to Lead CALA Region into Next Phase of Growth

A trilingual, cross-disciplinary leader with more than 22 years of hospitality experience, including 13 years at Starwood Hotels & Resorts, Federico “Fede” Greppi, who will assume the role of President, CALA, has operational and financial experience, and a proven track record of driving performance across diverse markets.

As Chief Operating Officer for CALA, Greppi focused on translating Marriott’s global vision into actionable strategies tailored for local markets. Prior to that, as Chief Financial Officer and Head of Franchise Operations and Owner Relations, CALA, he helped expand Marriott’s footprint to over 500 properties across 37 markets in the region. A native of Argentina, Greppi’s strong local market knowledge, deep roots in the region, and strategic leadership have been instrumental in strengthening Marriott’s position in the market and make him well positioned to lead CALA’s next phase of growth and expansion.

Greppi holds a master’s in business administration (MBA) from the London Business School. He will continue to be based out of Marriott’s CALA offices in South Florida.

“Today’s appointments position Marriott for our next chapter of growth,” said Capuano. “Satya brings a powerful combination of operational depth, financial discipline, and design expertise to a unified regional structure, which will sharpen how we execute and elevate outcomes for our associates, guests, and owners. Neal has been a driving force behind EMEA’s commercial performance and brand development, and I know he will build on that momentum with a laser focus on innovation and owner relationships. Fede’s deep market, financial and operating expertise in CALA will position the region well as we focus on further accelerating our growth in the southern hemisphere. I’m confident these leaders will advance our strategy and continue to nurture the culture that sets Marriott apart.”

Anand, Jones and Greppi will assume their new roles on March 28, 2026. Brown and King will remain with the Company in advisory roles through June 2026 to ensure a smooth transition.

NOTE ON FORWARD-LOOKING STATEMENTS: All statements in this press release are made as of January 9, 2026. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise. This press release contains “forward-looking statements” within the meaning of federal securities laws, including statements related to the company’s leadership transition plans; the company’s plans and expectations related to growth and expansion; the company’s commitment to growth and growth prospects; the company’s plans to accelerate its strategy and innovation, advance alignment and collaboration, execute and elevate outcomes, and strengthen owner relationships; opportunities to capture new customer segments and drive incremental revenue; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including the risk factors that we describe in our U.S. Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release.

ABOUT MARRIOTT INTERNATIONAL

Marriott International, Inc. (Nasdaq: MAR) is based in Bethesda, Maryland, USA, and encompasses a portfolio of over 9,700 properties across more than 30 leading brands in 143 countries and territories, as of September 30, 2025. Marriott operates, franchises, and licenses hotel, residential, timeshare, and other lodging properties all around the world. The company offers Marriott Bonvoy®, its highly awarded travel platform. For more information, please visit http://www.marriott.com, and for the latest company news, visit http://www.marriottnewscenter.com. In addition, connect with us on Facebook and @MarriottIntl on X and Instagram.

Contact:

Melissa Flood

melissa.froehlich-flood@marriott.com

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